F I R S T C A S H H O L D I N G S , I N C . P . 1 NASDAQ: FCFS I n v e s t o r P r e s e n t a t i o n — F e b r u a r y 2 0 2 4 EXHIBIT 99.1

F I R S T C A S H H O L D I N G S , I N C . P . 2 NASDAQ: FCFS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION, OUTLOOK AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD- LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS, OUTLOOK AND FUTURE PLANS. FORWARD- LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS AND RISKS MAY INCLUDE, WITHOUT LIMITATION, RISKS RELATED TO THE EXTENSIVE REGULATORY ENVIRONMENT IN WHICH THE COMPANY OPERATES; RISKS ASSOCIATED WITH THE LEGAL AND REGULATORY PROCEEDINGS THAT THE COMPANY IS A PARTY TO, OR MAY BECOME A PARTY TO IN THE FUTURE, INCLUDING THE CONSUMER FINANCIAL PROTECTION BUREAU (THE “CFPB”) LAWSUIT FILED AGAINST THE COMPANY; RISKS RELATED TO THE COMPANY’S ACQUISITIONS, INCLUDING THE FAILURE OF THE COMPANY’S ACQUISITIONS TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY AND THE ABILITY OF THE COMPANY TO CONTINUE TO IDENTIFY AND CONSUMMATE ACQUISITIONS ON FAVORABLE TERMS; POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN (“LTO”) AND RETAIL FINANCE PRODUCTS, INCLUDING THOSE CHANGES RESULTING FROM SHIFTS IN THE GENERAL ECONOMIC CONDITIONS; LABOR SHORTAGES AND INCREASED LABOR COSTS; A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, INCLUDING AS A RESULT OF INFLATION AND RISING INTEREST RATES, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING AND DEMAND FOR THE COMPANY’S PRODUCTS; CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO; COMPETITION THE COMPANY FACES FROM OTHER RETAILERS AND PROVIDERS OF RETAIL PAYMENT SOLUTIONS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY EXECUTE ON ITS BUSINESS STRATEGIES; AND OTHER RISKS DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD- LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

P . 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE U.S. AND LATIN AMERICA, AND A LEADING PROVIDER OF RETAIL POINT-OF-SALE (“POS”) PAYMENT SOLUTIONS PAWN OPERATIONS — U.S. PAWN: 29 STATES AND THE DISTRICT OF COLUMBIA — LATIN AMERICA PAWN : MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR — AMERICAN FIRST FINANCE (“AFF”) PROVIDES LEASE-TO-OWN (“LTO”) AND RETAIL POINT-OF-SALE PAYMENT SOLUTIONS — AVAILABLE IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO RETAIL POS PAYMENT SOLUTIONS OUR BUSINESS: 54% 25% 21% U.S. PAWN LATAM PAWN RETAIL POS PAYMENT SOLUTIONS 2023 TOTAL PAWN = 79% INCOME BY SEGMENT PRE-TAX SEGMENT INCOME

F I R S T C A S H H O L D I N G S , I N C . P . 4 NASDAQ: FCFSDIVERSIFIED REVENUE STREAM PAWN FEES 21% RETAIL PAWN SALES 44% SCRAP JEWELRY SALES 4% PAWN FEES 44% SCRAP JEWELRY GROSS PROFIT 2% RETAIL PAWN GROSS PROFIT 36% $3.2B 2023 TOTAL REVENUE $1.5B 2023 NET REVENUE RETAIL POS PAYMENT SOLUTIONS 18% RETAIL POS PAYMENT SOLUTIONS 31%

P . 5F I R S T C A S H H O L D I N G S , I N C . PAWN OPERATIONS NASDAQ: FCFS

F I R S T C A S H H O L D I N G S , I N C . P . 6 NASDAQ: FCFS With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… PAWN OVERVIEW FIRSTCASH IS THE LEADING INTERNATIONAL OPERATOR OF PAWN STORES WITH OVER 3,000 RETAIL PAWN LOCATIONS AND 19,000 EMPLOYEES IN 29 U.S. STATES, THE DISTRICT OF COLUMBIA AND FOUR COUNTRIES IN LATIN AMERICA INCLUDING MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR… Provide quick and convenient retail and credit solutions to unbanked, under-banked and credit-challenged customers MISSION Grow revenues and income by opening new retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores BUSINESS STRATEGYPawn stores are neighborhood-based retail locations that buy and sell pre-owned consumer products such as jewelry, electronics, tools, appliances, sporting goods and musical instruments, and make small consumer pawn loans PAWN INDUSTRY BRANDS OUR CUSTOMERS KNOW AND TRUST “About 53 million U.S. adults don’t have credit scores. Another roughly 56 million have subprime scores. Some have a checkered borrowing history or high debt loads. But others, banks point out, just don’t have traditional borrowing backgrounds, often because they are new to the U.S. or pay for most expenses with cash” — THE WALL STREET JOURNAL

F I R S T C A S H H O L D I N G S , I N C . P . 7 NASDAQ: FCFSPAWN PRODUCT OVERVIEW $95 $258 $0 $50 $100 $150 $200 $250 $300 LATAM U.S. PAWN LOANS ARE CUSTOMER FRIENDLY ‒ NON-RECOURSE LOANS ‒ NO CREDIT CHECK OR BANK ACCOUNT REQUIRED ‒ NO COLLECTION ACTIVITY OR REPORTING TO CREDIT BUREAUS PAWN LOANS ARE SMALL AND AFFORDABLE ‒ TYPICALLY, 30-TO-60-DAY TERM ‒ AVERAGE LOAN SIZE: 1 2 As of 12/31/2023 4 PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME GENERALLY LESS THAN 15 MINUTES PAWN LOANS HAVE LIMITED CREDIT RISK ‒ FULLY COLLATERALIZED WITH PERSONAL PROPERTY ‒ COLLATERAL HELD IN SECURE BACKROOM OF STORE ‒ RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS 3 TYPICAL RETAIL MARGIN: 35% - 45% AVERAGE MONTHLY FEE OF $25 - $30 IN THE U.S. AND $11 - $14 IN LATAM CUSTOMER DOES NOT REPAY LOAN OR FEE — COLLATERAL FORFEITS CUSTOMER REPAYS LOAN & PAWN SERVICE FEE — COLLATERAL RETURNED TO CUSTOMER ~25% - 30% ~70% - 75% CUSTOMER NEEDING CASH ENTERS STORE WITH PERSONAL ASSET MAKE DECISION TO SELL OR TAKE A PAWN LOAN ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) RETAIL INVENTORY RETAIL SALES PAWN FEES

F I R S T C A S H H O L D I N G S , I N C . 3 2 1 NASDAQ: FCFS P . 8 DATA ANALYTICS DELIVER SCALABLE HIGH-PERFORMING OPERATING METRICS DATA FROM OVER 3,000 LOCATIONS CONTINUALLY CAPTURED AND REFRESHED FROM MORE THAN 12 MILLION ANNUAL RETAIL TRANSACTIONS ‒ INVENTORY SALES DATABASE PROVIDES REAL-TIME PRICING, TURNOVER AND MARGIN DATA BY MERCHANDISE CATEGORY ‒ PAWN LENDING METRICS INCLUDING COLLATERAL MIX, LOAN-TO-VALUE AND REDEMPTION RATES ARE TRACKED CONTINUALLY FIRSTCASH’S PAWNBROKERS UTILIZE AI-LIKE PROPRIETARY ALGORITHMS TO DETERMINE COLLATERAL VALUE AND EXPECTED RETAIL PRICING ANALYTICS AND ALGORITHMS PROVIDE PRODUCT AND CUSTOMER PERFORMANCE METRICS THAT DRIVE PREDICTABLE YIELDS AND OPTIMIZED RETAIL SALES MARGINS

F I R S T C A S H H O L D I N G S , I N C . P . 9 NASDAQ: FCFSPAWN HAS PERFORMED WELL ACROSS ECONOMIC CYCLES $3.3 $3.9 $4.3 $4.8 $4.9 $5.2 $5.3 $5.2 $5.2 $5.4 $5.9 $6.0 $6.0 $5.0 $5.4 $5.7 $5.9 $0.0 $2.5 $5.0 $7.5 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $555 $612 $654 $717 $782 $828 $816 $782 $743 $717 $743 $776 $799 $726 $686 $806 $882 $0 $250 $500 $750 $1,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Financial Crisis COVID PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND SUBJECT TO VERY MINIMAL CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN LOANS DURING THE FINANCIAL CRISIS: ‒ STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012; LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD ‒ RETAIL GROSS PROFIT IN THE U.S. INCREASED 25% FROM 2007 TO 2012; LATAM STORES INCREASED 59% OVER THE SAME PERIOD CURRENT TRAILING TWELVE-MONTH GROSS PROFIT PERFORMANCE IS NOW ABOVE RESULTS DURING THE GREAT FINANCIAL CRISIS LATAM LEGACY1 CORE GROSS PROFIT PESO $ IN MILLIONS — AVG TTM PER STORE DOMESTIC LEGACY1 CORE GROSS PROFIT $ IN THOUSANDS — AVG TTM PER STORE 1 Core pawn GP from legacy U.S. and LatAm First Cash stores in operation since 2007 1 2 3 4 PAWN FEESRETAIL GROSS PROFIT Financial Crisis COVID

F I R S T C A S H H O L D I N G S , I N C . P . 1 0 NASDAQ: FCFS U.S. PAWN LATAM PAWN CONSOLIDATED PAWN 37% 61%70% 50%33%57% 43%10% 19% 47%13% 23% PAWN COLLATERAL PAWN COLLATERAL PAWN COLLATERAL INVENTORY INVENTORY INVENTORY JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER PAWN COLLATERAL AND INVENTORY COMPOSITION As of 12/31/2023

F I R S T C A S H H O L D I N G S , I N C . P . 1 1 NASDAQ: FCFS 66 123 282 595 906 2,085 2,679 2,997 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – 2023 FIRSTCASH PAWN SEGMENT HISTORY PRIMARY LONG-TERM BUSINESS PLAN IS TO CONTINUE GROWING PAWN REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND INCREASING REVENUE AND OPERATING PROFITS IN EXISTING STORES FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA 477 STORES ADDED SINCE 2020 247 NEW STORE OPENINGS AND 230 ACQUIRED SINCE 2017 — 1,254 PAWN STORES HAVE BEEN OPENED OR ACQUIRED 1 As of 12/31/2023 NOW CELEBRATING OUR 25TH ANNIVERSARY IN MEXICO

F I R S T C A S H H O L D I N G S , I N C . P . 1 2 NASDAQ: FCFS PAWNSHOPS PIONEERED CIRCULAR ECONOMY ‒ NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS – INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE ‒ LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAFE ENVIRONMENT ‒ BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS SUSTAINABILITY IS CORE TO FIRSTCASH Replacing Take Make  Dispose with Buy  Use  Return

P . 1 3 NASDAQ: FCFSCOMMITMENT TO SOCIAL RESPONSIBILITY EMPLOYEE EMPOWERMENT ‒ EMPLOYEE-TRAINING PROGRAMS THAT PROMOTE CUSTOMER SERVICE AND PROFESSIONALISM ‒ SPECIALIZED SKILL TRAINING PROGRAMS IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE ‒ PROFIT SHARING PROGRAMS WHICH PAY ON AVERAGE 4-5% OF GROSS PROFIT DIRECTLY TO EMPLOYEES CUSTOMER AND EMPLOYEE PROTECTIONS – COMMITTED TO HEALTH, SAFETY AND WELLNESS THROUGH EMPLOYEE BENEFIT PROGRAMS AND ROBUST PHYSICAL SECURITY INFRASTRUCTURE – CONSUMER PROTECTION PROGRAMS FOCUSED ON PRIVACY, REGULATORY COMPLIANCE AND DATA SECURITY DIVERSE WORKPLACE 56% 44% 56% 44% ALL EMPLOYEES MANAGEMENT GLOBAL GENDER WOMEN MEN 65% 35% 70% 30% ALL EMPLOYEES MANAGEMENT U.S. RACE & ETHNICITY DIVERSE NON-DIVERSE As of 12/31/2023

NASDAQ: FCFS U.S. PAWN SEGMENT P . 1 4 OVER 1,100 FULL-SERVICE U.S. LOCATIONS 29 STATES AND THE DISTRICT OF COLUMBIA F I R S T C A S H H O L D I N G S , I N C . . 1

F I R S T C A S H H O L D I N G S , I N C . P . 1 5 NASDAQ: FCFS 27 27 22 47 30 96 0 0 25 50 75 100 2018 2019 2020 2021 2022 2023 U.S. PAWN MARKET IS LARGE AND HIGHLY FRAGMENTED — OVER 12,000 ESTIMATED PAWN SHOPS IN U.S. FIRSTCASH LOCATIONS FOCUSED IN MARKETS WITH: ‒ GROWING POPULATIONS ‒ FAVORABLE CUSTOMER DEMOGRAPHICS ‒ STABLE REGULATIONS ‒ OPPORTUNITIES TO FURTHER ADD LOCATIONS NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 29 30 47 481 6 1 6 25 1 19 36 29 22 22 54 59 4924 87 48 23 13 27 MD 28 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 5 3 3 1 OR ND SD IA ALMOST 1,200 LOCATIONS CONTINUED GROWTH OPPORTUNITIES U.S. STORE ADDITIONS BY YEAR U.S. PAWN SEGMENT 29 U.S. STATES AND THE DISTRICT OF COLUMBIA As of 12/31/2023

F I R S T C A S H H O L D I N G S , I N C . P . 1 6 NASDAQ: FCFSQ4 2023 U.S. PAWN SEGMENT HIGHLIGHTS $ IN U.S. MILLIONS $339 $381 $194 $225 $0 $100 $200 $300 $400 $500 Q4 2022 Q4 2023 Q4 2022 Q4 2023 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP +12% +16% $282 $344 8% 5% 6% 11% 14% 0% 8% 16% 24% $0 $125 $250 $375 Q 4 20 22 Q 1 Q 2 Q 3 Q 4 20 23 ALL STORES SAME-STORES YOY % REVENUE SEGMENT CONTRIBUTION PAWN RECEIVABLES $83 $98 $0 $50 $100 $150 Q4 2022 Q4 2023 138% 148% 174% 170% 156% 162% 0% 70% 140% 210% $0 $300 $600 $900 2018 2019 2020 2021 2022 2023 PAWN FEES RETAIL GP SCRAP GP GP RETURN/EARNING ASSETS 45% 43% 42% 42% 21% 24% 25% 26% 0% 20% 40% 60% Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 Q 4 20 23 QTD RETAIL MARGIN QTD SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETSMARGINS: +18% +22% YOY

P . 1 7F I R S T C A S H H O L D I N G S , I N C . EL SALVADOR 14 GUATEMALA 65 COLOMBIA 14 MEXICO OPERATIONS: 1,721 STORES IN ALL 32 STATES 1,721 PAWN LOCATIONS BY COUNTRY CENTRAL + SOUTH AMERICA OPERATIONS: 93 STORES ACROSS 3 COUNTRIES MONTERREY, MX LATAM HEADQUARTERS LATAM PAWN SEGMENT OVER 1,800 LATIN AMERICA LOCATIONS IN FOUR COUNTRIES o LATIN AMERICAN MARKETS REMAIN RECEPTIVE TO PAWN GIVEN THE HIGH CONCENTRATION OF UNBANKED AND UNDERBANKED CONSUMERS o FIRSTCASH’S WELL-ESTABLISHED LATIN AMERICAN INFRASTRUCTURE AND STRONG CASH FLOWS SUPPORT THE COMPANY’S LONG-TERM GROWTH STRATEGY IN THESE MARKETS o SIGNIFICANT OPPORTUNITY FOR CONTINUED DE NOVO OPENINGS AND ACQUISITIONS ACROSS THE COMPANY’S EXISTING MARKETS IN LATIN AMERICA o FIRSTCASH CONTINUES TO EVALUATE OPPORTUNITIES FOR EXPANSION INTO ADDITIONAL LATIN AMERICA MARKETS As of 12/31/2023 NASDAQ: FCFS

F I R S T C A S H H O L D I N G S , I N C . P . 1 8 NASDAQ: FCFS $368 $417 $487 $557 $671 $553 $592 $675 $803 $368 $485 $573 $666 $803 $725 $742 $839 $892 $0 $200 $400 $600 $800 $1,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 TOTAL REVENUE, USD $ CC TOTAL REVENUE, 2015 MXN @ 15.85 312 573 795 1,012 17 101 828 802 5 100 329 674 1,623 1,814 0 500 1,000 1,500 2,000 1999 2004 2009 2014 2019 2023 DE NOVO OPENINGS ACQUISITIONS STORE COUNT REVENUE GROWTH As of 12/31/2023 25 YEARS OF LATAM GROWTH STORE COUNT AND NET REVENUE — $ IN MILLIONS

F I R S T C A S H H O L D I N G S , I N C . P . 1 9 NASDAQ: FCFSQ4 2023 LATAM PAWN SEGMENT HIGHLIGHTS $ IN U.S. MILLIONS $200 $223 $99 $114 $0 $60 $120 $180 $240 $300 Q4 2022 Q4 2023 Q4 2022 Q4 2023 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP +12% +15% $109 $128 18% 18% 17% 14% 17% 0% 20% 40% 60% $0 $60 $120 $180 Q 4 20 22 Q 1 Q 2 Q 3 Q 4 20 23 ALL STORES SAME-STORES YOY % REVENUE SEGMENT CONTRIBUTION PAWN RECEIVABLES $43 $45 $0 $30 $60 $90 Q4 2022 Q4 2023 185% 178% 193% 195% 192% 196% 0% 80% 160% 240% $0 $175 $350 $525 2018 2019 2020 2021 2022 2023 PAWN FEES RETAIL GP SCRAP GP GP RETURN/EARNING ASSETS 38% 36% 34% 35% 21% 22% 21% 20% 0% 20% 40% 60% Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 Q 4 20 23 QTD RETAIL MARGIN QTD SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETSMARGINS: +5% +18% YOY

P . 2 0F I R S T C A S H H O L D I N G S , I N C . RETAIL POS PAYMENT SOLUTIONS OPERATIONS NASDAQ: FCFS

F I R S T C A S H H O L D I N G S , I N C . P . 2 1 NASDAQ: FCFSAFF ACQUISITION EXPANDS PRODUCT OFFERINGS ENHANCES FIRSTCASH’S CORE PAWN BUSINESS DIVERSIFYING FIRSTCASH’S BUSINESS AND PROVIDING A NEW SOURCE OF REVENUE GROWTH PROVIDES PRODUCT AND REVENUE DIVERSIFICATION UTILIZING TECHNOLOGY DRIVEN PAYMENT SOLUTIONS LTO PAYMENT OPTION ADDED IN ALL U.S. PAWN STORES POTENTIAL FOR AFF CUSTOMERS TO RETURN LEASED MERCHANDISE AT THE COMPANY’S PAWN LOCATIONS LONGER TERM, FIRSTCASH EXPECTS TO EXPLORE OPPORTUNITIES FOR POTENTIAL LTO AND RETAIL FINANCE PRODUCTS IN LATAM 3 1 2 4 FIRSTCASH CONSOLIDATED NET REVENUE MIX 82% PAWN 11% LEASE-TO-OWN BANK LOAN RETAIL INSTALLMENT 4% 3% 2023 AFF PRODUCTS REPRESENT 18% OF TOTAL

F I R S T C A S H H O L D I N G S , I N C . P . 2 2 NASDAQ: FCFS CUSTOMERS TAKE ITEMS HOME SAME DAY OR ARRANGE FOR DELIVERY TAKE ITEMS HOME — SAME DAY! AUTO-PAY OPTION MANAGED ONLINE BY THE CUSTOMER PAY AS YOU GO PAYMENT SOLUTIONS FOR ALL 50 STATES LEASE-TO-OWN BANK LOANSRETAIL INSTALLMENT AVAILABLE AT APPROXIMATELY 11,600 MERCHANT PARTNER LOCATIONS DECISIONS ARE ISSUED QUICKLY UPON REVIEW OF APPLICATION APPLY — IN STORE OR ONLINE INSTANT DECISIONS — TOTAL TRANSPARENCY POS PAYMENT TRANSACTION ORIGINATIONS BY PRODUCT CATEGORY 48% 19% 6% 8% 19% FURNITURE ELECTIVE MEDICAL JEWELRY AUTOMOTIVE RETAIL POS PAYMENT SOLUTION OVERVIEW 2023 OTHER As of 12/31/2023

F I R S T C A S H H O L D I N G S , I N C . P . 2 3 NASDAQ: FCFS 9,200 11,600 $0 $6,000 $12,000 $18,000 Q4 2022 Q4 2023 $209 $203 $214 $221 $238 $248 $251 $250 $0 $100 $200 $300 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 Q 4 20 23 DOOR COUNT REVENUES SEGMENT CONTRIBUTIONGROSS TRANSACTION VOLUME +26% $240 $273 $0 $150 $300 $450 Q4 2022 Q4 2023 +14% $25 $25 $28 $31 $23 $26 $39 $44 $0 $20 $40 $60 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 Q 4 20 23 +13% YOY +39% YOY 1 1 1 2022 results are adjusted non-GAAP financial measures. See reconciliation of non-GAAP financial measures elsewhere in this presentation Q4 2023 AFF POS PAYMENT SOLUTIONS $ IN MILLIONS

NASDAQ: FCFS F I R S T C A S H H O L D I N G S , I N C . FINANCIAL HIGHLIGHTS P . 2 4

F I R S T C A S H H O L D I N G S , I N C . P . 2 5 NASDAQ: FCFS $3.81 $2.56 $3.04 $5.36 $4.80 $3.89 $3.01 $3.94 $5.19 $6.06 $0.00 $2.00 $4.00 $6.00 2019 2020 2021 2022 2023 EPS ADJUSTED EPS 1 $165 $107 $125 $253 $219 $168 $125 $161 $246 $277 $0 $75 $150 $225 $300 2019 2020 2021 2022 2023 NET INCOME ADJUSTED NET INCOME 1 $1,864 $1,631 $1,699 $2,729 $3,152 $1,864 $1,631 $1,701 $2,772 $3,152 $0 $1,000 $2,000 $3,000 2019 2020 2021 2022 2023 REVENUE ADJUSTED REVENUE $299 $214 $244 $497 $494 $304 $237 $290 $437 $512 $0 $150 $300 $450 $600 2019 2020 2021 2022 2023 EBITDA ADJUSTED EBITDA 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 1 1 CONSOLIDATED OPERATING HIGHLIGHTS $ IN MILLIONS, EXCEPT PER SHARE AMOUNTS

F I R S T C A S H H O L D I N G S , I N C . P . 2 6 NASDAQ: FCFS Q3 DIVIDEND INCREASED TO $0.35; ANNUALIZES TO $1.40 PER SHARE JULY 2023 BUYBACK AUTHORIZATION PROVIDES FOR $200 MILLION OF FUTURE SHARE REPURCHASES CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.30 $0.33 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.30 $0.33 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.33 $0.35 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.33 $0.35 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $1.26 $1.36 $1.40 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 2016 2017 2018 2019 2020 2021 2022 2023 2024 RUN RATE QUARTER 1 QUARTER 2 QUARTER 3 QUARTER 4 $275 $114 $107 $50 $158 $114 $93 $368 $482 $588 $638 $796 $910 1,616 4,959 6,264 7,691 8,379 10,583 11,831 0 6,000 12,000 18,000 24,000 $0 $200 $400 $600 $800 $1,000 2017 2018 2019 2020 2021 2022 2023 CU M U LA TI VE C O U N T S H AR E R E PU RC H AS ED C U M U LA TI VE S H AR E R E PU RC H AS ES (M IL LI O N S) ANNUAL REPURCHASES – CURRENT YEAR CUMULATIVE COUNT SHARES REPURCHASED GOLD OUTLINE IDENTIFIES QUARTERLY DIVIDEND INCREASE As of 12/31/2023 CASH DIVIDENDS & SHARE REPURCHASES

F I R S T C A S H H O L D I N G S , I N C . P . 2 7 NASDAQ: FCFSGROWTH INVESTMENTS & SHAREHOLDER PAYOUTS SINCE 2010 — $ IN MILLIONS $0 $1,000 $2,000 $3,000 $4,000 STOCK REPURCHASES & DIVIDENDS ‒ 17 MILLION SHARES REPURCHASED ‒ $355 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITION INVESTMENTS ‒ 402 PAWN STORES ACQUIRED IN U.S. ‒ 870 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 825 DE NOVO STORE OPENINGS ‒ 342 PROPERTIES CURRENTLY OWNED 1 2 3 CUMULATIVE TOTAL $3.7 BILLION $841 $1,505 $1,393

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 2 8 With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… PAWN FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT PAWN FOCUSED BUSINESS MODEL, WITH LIMITED CREDIT RISK PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH SMALL ACQUISITIONS ‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED ‒ ADDITIONAL GROWTH EXPECTED FROM RETAIL POS PAYMENT SOLUTION REVENUES STRONG CASH FLOWS AND BALANCE SHEET SUPPORT: – EARNING ASSET GROWTH ‒ ACQUISITIONS ‒ SHARE BUYBACKS ‒ DIVIDENDS 1 2 3 INVESTMENT RECAP

P . 2 9F I R S T C A S H H O L D I N G S , I N C . FINANCIAL APPENDIX NASDAQ: FCFS

F I R S T C A S H H O L D I N G S , I N C . P . 3 0 NASDAQ: FCFSNON-GAAP FINANCIAL INFORMATION Please reference the Form 10-K filed on 02/05/2024 for further explanation THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, ADJUSTED RETAIL POS PAYMENT SOLUTIONS SEGMENT METRICS AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY-TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES, INCLUDING THE COMPANY’S TRANSACTION EXPENSES INCURRED IN CONNECTION WITH ITS ACQUISITION OF AFF AND THE IMPACTS OF PURCHASE ACCOUNTING WITH RESPECT TO THE AFF ACQUISITION, IN ORDER TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS. IN ADDITION, THE COMPANY DOES NOT CONSIDER THESE MERGER AND ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS, AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE- RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S.-DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES, RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES (I) BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND (II) TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. IN CONJUNCTION WITH THE CASH AMERICA MERGER IN 2016, THE COMPANY RECORDED CERTAIN LEASE INTANGIBLES RELATED TO ABOVE- OR BELOW-MARKET LEASE LIABILITIES OF CASH AMERICA, WHICH ARE INCLUDED IN THE OPERATING LEASE RIGHT OF USE ASSET ON THE CONSOLIDATED BALANCE SHEETS. AS THE COMPANY CONTINUES TO OPPORTUNISTICALLY PURCHASE REAL ESTATE FROM LANDLORDS AT CERTAIN CASH AMERICA STORES, THE ASSOCIATED LEASE INTANGIBLE, IF ANY, IS WRITTEN OFF AND GAIN OR LOSS IS RECOGNIZED. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE GAINS OR LOSSES GIVEN THE VARIABILITY IN SIZE AND TIMING OF THESE TRANSACTIONS AND BECAUSE THEY ARE NON-CASH, NON-OPERATING GAINS OR LOSSES. THE COMPANY BELIEVES THIS IMPROVES COMPARABILITY OF OPERATING RESULTS FOR CURRENT PERIODS PRESENTED WITH PRIOR PERIODS THE COMPANY’S REPORTING CURRENCY IS THE U.S. DOLLAR, HOWEVER, CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE TRANSACTED IN LOCAL CURRENCIES IN MEXICO, GUATEMALA AND COLOMBIA. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR, WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS.

F I R S T C A S H H O L D I N G S , I N C . P . 3 1 NASDAQ: FCFSRECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES Y/EY/EY/EY/EY/E 20232022202120202019 $219,301 $253,495$124,909$106,579$164,618NET INCOME 73,54870,13841,59337,12059,993INCOME TAXES 109,161103,83245,90642,10541,904DEPRECIATION AND AMORTIZATION 93,24370,70832,38629,34434,035INTEREST EXPENSE (1,469)(1,313)(696)(1,540)(1,055)INTEREST INCOME $493,784 $496,860$244,098$213,608$299,495EBITDA ADJUSTMENTS: 7,9223,73915,4491,3161,766MERGER AND ACQUISITION EXPENSES (2,540)(1,329)6441,249(933)NON-CASH FOREIGN CURRENCY (GAIN) LOSS RELATED TO LEASE LIABILITY 13,96850,35443,362——AFF PURCHASE ACCOUNTING ADJUSTMENTS 1 —(109,549)(17,871)——GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION (1,402) (2,731)9499,0643,454OTHER EXPENSES (INCOME), NET ———11,737—LOSS ON EXTINGUISHMENT OF DEBT $511,732 $437,344$289,631$236,974$303,782ADJUSTED EBITDA Y/EY/EY/EY/EY/E 20232022202120202019 $3,151,796 $2,728,942 $1,698,965 $1,631,284 $1,864,439 TOTAL REVENUE, AS REPORTED —42,6571,708 ——AFF PURCHASE ACCOUNTING ADJUSTMENTS 3 $3,151,796 $2,771,599 $1,700,673 $1,631,284 $1,864,439 ADJUSTED TOTAL REVENUE Y/EY/EY/EY/EY/E 20232022202120202019 $416,142 $469,305 $223,304 $222,264 $231,596 CASH FLOW FROM OPERATING ACTIVITIES CASH FLOW FROM INVESTING ACTIVITIES: (34,978)(35,817)(73,340)105,418 21,650 PAWN LOANS, NET 2 (115,442)(85,353)(5,844)1,590 12,756 FINANCE RECEIVABLES, NET (60,148)(35,586)(42,022)(37,543)(44,311)PURCHASE OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS $205,574 $312,549 $102,098 $291,729 $221,691 FREE CASH FLOW 6,0892,878 11,872 991 1,276 MERGER AND ACQUISITION EXPENSES PAID, NET OF TAX BENEFIT $211,663 $315,427$113,970 $292,720 $222,967 ADJUSTED FREE CASH FLOW 1 Excludes $57 million, $57 million and $2 million of amortization expense related to identifiable intangible assets as a result of the AFF Acquisition for the twelve months ended December 31, 2023, 2022 and 2021, respectively, which is already included in the add-back of depreciation and amortization to net income used to calculate EBITDA 2 Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral. 3 As a result of purchase accounting, AFF’s as reported amounts contain significant fair value adjustments. The adjusted amounts exclude these fair value purchase accounting adjustments. QTDQTDQTDQTDQTDQTDQTDQTD Q4 2023Q3 2023Q2 2023Q1 2023Q4 2022Q3 2022Q2 2022Q1 2022 $249,628 $250,795 $247,997 $238,080 $212,668 $206,935 $191,444 $192,396 AFF REVENUE, AS REPORTED ————7,859 7,111 11,514 16,173 AFF PURCHASE ACCOUNTING ADJUSTMENTS 3 $249,628 $250,795 $247,997 $238,080 $220,527 $214,046 $202,958 $208,569 AFF ADJUSTED REVENUE QTDQTDQTDQTDQTDQTDQTDQTD Q4 2023Q3 2023Q2 2023Q1 2023Q4 2022Q3 2022Q2 2022Q1 2022 $43,539 $39,449 $25,831 $23,197 $22,496 $20,091 $12,045 $4,559 AFF SEGMENT CONTRIBUTION, AS REPORTED ————8,760 7,950 13,112 20,532 AFF PURCHASE ACCOUNTING ADJUSTMENTS 3 $43,539 $39,449 $25,831 $23,197 $31,256 $28,041 $25,157 $25,091 AFF ADJUSTED SEGMENT CONTRIBUTION Y/E2023Y/E2022Y/E 2021Y/E 2020Y/E 2019 PER SHAREDOLLARSPER SHAREDOLLARSPER SHAREDOLLARSPER SHAREDOLLARSPER SHAREDOLLARS $4.80 $219,301 $5.36 $253,495 $3.04 $124,909 $2.56 $106,579 $3.81 $164,618 NET INCOME AND DILUTED EARNINGS PER SHARE, AS REPORTED ADJUSTMENTS, NET OF TAX: 0.136,0890.062,8780.2911,8720.029910.031,276MERGER AND ACQUISITION EXPENSES (0.04)(1,778)(0.02)(930)0.014510.02874(0.01)(653)NON-CASH FOREIGN CURRENCY (GAIN) LOSS RELATED TO LEASE LIABILITY 1.1954,3411.7482,4320.9137,278————AFF PURCHASE ACCOUNTING ADJUSTMENTS ——(1.91)(90,035)(0.33)(13,761)————GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION (0.02)(1,079)(0.04)(2,103)0.027300.197,6720.062,659OTHER EXPENSES (INCOME), NET ——————0.229,037——LOSS ON EXTINGUISHMENT OF DEBT $6.06$276,874 $5.19$245,737 $3.94 $161,479 $3.01 $125,153 $3.89 $167,900 ADJUSTED NET INCOME

F I R S T C A S H H O L D I N G S , I N C . P . 3 2 NASDAQ: FCFS GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650